UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

VALUENCE MERGER CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

(415) 340-0222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share $0.0001, and one-half of one redeemable warrant	VMCAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	VMCA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	VMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 28, 2022, Valuence Merger Corp. I, a Cayman Islands exempted company (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Securities LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 22,009,963 units (the “Units”), which includes 2,009,963 Units issued pursuant to the partial exercise of the Underwriter’s over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The offering closed on March 3, 2022 and the over-allotment option closed on March 8, 2022, and represents the Company’s initial public offering (the “IPO”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-262246) (as amended, the “Registration Statement”):

●	the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;
●	a Warrant Agreement, dated February 28, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;
●	a Letter Agreement, dated February 28, 2022, among the Company, its officers and directors and the Company’s sponsor, Valuence Capital LLC, a Cayman Islands exempted company (the “Sponsor”), and Valuence Partners LP, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;
●	an Investment Management Trust Agreement, dated February 28, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;
●	a Registration Rights Agreement, dated February 28, 2022, among the Company, and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference; and
●	Private Placement Warrants Purchase Agreements, dated February 28, 2022, between the Company and each of the Sponsor and Valuence Partners LP, copies of which are attached as Exhibit 10.4 hereto (the “Private Placement Warrants Purchase Agreements”) and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 6,934,662 warrants, including 267,995 warrants issued in connection with the partial exercise of the Underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor and Valuence Capital LP for an aggregate purchase price of $10,401,992.48. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated February 28, 2022 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on March 2, 2022. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

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Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2022, in connection with the IPO, the Company adopted and filed an Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, which became effective the same day. The material terms of the Amended and Restated Memorandum and Articles of Association are described in the Prospectus, and such description is incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The Company placed a total of $226,702,618.90, comprised of $218,300,626.30 of the proceeds from the IPO and $8,401,992.60 of the proceeds of the sale of the Private Placement Warrants, in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO (or up to 21 months if the Company extends the period of time to consummate a business combination), subject to applicable law.

On February 28, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 28, 2022, between the Company and SVB Securities LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated February 28, 2022, between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated February 28, 2022, among the Company and its officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated February 28, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 28, 2022, among the Company and certain securityholders.
10.4	Private Placement Warrants Purchase Agreements, dated February 28, 2022, between the Company and each of, the Sponsor and Valuence Partners LP.
99.1	Press Release, dated February 28, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valuence Merger Corp. I

	By:	/s/ Sungwoo (Andrew) Hyung
Sungwoo (Andrew) Hyung
Chief Financial Officer and Director

Dated: March 8, 2022

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